                                                                      APPENDIX 1

                             Account Documentation



         REQUIRED DOCUMENTATION FOR CORE CUSTODIAL SERVICES (INCLUDING TAX RECLAIMS):

         CUSTODY AGREEMENT

         CLIENT SERVICES GUIDE (INCLUDING APPENDICES)

         FEE SCHEDULE / BILLING GUIDE

         GENERAL ACCOUNT INFORMATION

         US TAX AUTHORITY DOCUMENTATION

         LOCAL TAX OFFICE LETTER / APPLICATION LETTER
         (NON-UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

         FORM 6166 / REQUEST FOR FOREIGN CERTIFICATION FORM
         (UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

         CERTIFICATION OF BENEFICIAL OWNERSHIP, LEGAL NAME, LEGAL RESIDENCY, TAX STATUS AND TAX IDS

         TAX RECLAIM POWER OF ATTORNEY

         PREVIOUS TAX RECLAIM FILING INFORMATION
         (PREVIOUS FILERS, ONLY)

         UK TAX AUTHORITY DOCUMENTATION

         SOPHISTICATED INVESTOR (ACCREDITED INVESTOR) LETTER
         (UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

         DOCUMENTATION THAT IS REQUIRED FROM AN ENTITY CLASSIFIED AS TAX-EXEMPT BY ITS LOCAL TAX AUTHORITY:

         UK FORM 4338
         (EXEMPT NON-UNITED KINGDOM-RESIDENT BENEFICIAL OWNERS, ONLY)

         UK FORM 309A
         (EXEMPT UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

         FOREIGN EXEMPTION LETTERS / APPLICATION FOR AUSTRALIAN EXEMPTION LETTER (EXEMPT BENEFICIAL OWNERS, ONLY)

         DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL USE THE PROXY VOTING
         SERVICE:

         VOTING POWER OF ATTORNEY

         DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL DEAL IN CERTAIN
         SECURITIES:

         JGB INDEMNIFICATION LETTER

         KOREAN SECURITIES POWER OF ATTORNEY

         NEW ZEALAND 'APPROVED ISSUER LEVY' LETTER

         SPANISH POWER OF ATTORNEY WITH APOSTILE

                                                                      APPENDIX 2

                                CLIENT ACCOUNTS


Account Name                                       Account Number            Account Mnemonic
------------                                       --------------            ----------------
1.  Schwab Asset Director- High Growth             000-42991                         SHGP
    Portfolio

                                   EXHIBIT A
                                 SUBCUSTODIANS


Australia                     Westpac Banking Corporation
Austria                       Creditanstalt-Bankverein
Belgium                       Banque Brussels Lambert S.A.
Canada                        Toronto Dominion Bank
                              Royal Bank of Canada *
Denmark                       Den Danske Bank
Finland                       Merita Bank
France                        Banque Indosuez
Germany                       Dresdner Bank AG
Hong Kong                     Hongkong and Shanghai Banking Corporation
Indonesia                     Hongkong and Shanghai Banking Corporation
Italy                         Citibank N.A., Milan Branch
Japan                         The Bank of Tokyo-Mitsubishi Limited
Malaysia                      OCBC Bank (Malaysia) Berhad
Netherlands                   ABN AMRO Bank N.V.
New Zealand                   ANZ Banking Group (New Zealand) Limited
Norway                        Den Norske Bank
Philippines                   Hongkong and Shanghai Banking Corporation
Singapore                     Overseas-Chinese Banking Corporation Limited
Spain                         Banco Santander
Sweden                        Svenska Handelsbanken
Switzerland                   Bank Leu Limited
Thailand                      Standard Chartered Bank
United Kingdom                Barclays Bank PLC

                                   EXHIBIT B
                                  DEPOSITORIES


Australia                 Clearing House Electronic Subregister System
Austria                   Osterreiche Kontrollbank
                          Euroclear ***
Belgium                   Caisse Interprofessionelle de Depots et de Virements
                          de Titres
                          Euroclear ***
Canada                    The Canadian Depository for Securities
Denmark                   Vaerdipapircentralen
                          Euroclear ***
Finland                   Euroclear ***
France                    Societe Interprofessionelle pour la Compensation des
                          Valeurs Mobilieres
Germany                   Deutscher Kassenverein AG
Hong Kong                 Central Clearing and Settlement System
Indonesia                 Kustodian Depositari Efek Indonesia
Italy                     Monte Titoli S.P.A.
                          Banco d'Italia
Japan                     Japan Securities Depository Center
Malaysia                  Malaysian Central Depository
Netherlands               Netherlands Central Institute for Giral
                          Effectenclearing
New Zealand               New Zealand Central Securities Depository
Norway                    Verdipapirsentralen
                          Euroclear ***
Philippines               Philippine Central Depository
Singapore                 Central Depository Pte Ltd.
Spain                     Servicio de Compensacion y Liquidacion de Valores
Sweden                    Vardipapperscentralen
                          Euroclear ***
Switzerland               Schweizerische EffektenGiro AG
Thailand                  Thailand Securities Depository Co. Ltd.
United Kingdom            Central Gilts Office
                          CREST


*** Euroclear - for Eurobonds, Euro-warrants, Global Depository Shares, Country funds

                                                                    APPENDIX 3

Part I - Authorized Signatures


The Custodian is directed to accept and act upon Authorized Instructions received from any of the following individuals in accordance with resolutions approved by the Board of Trustees of Schwab Annuity Portfolios. This list of individuals may be amended from time to time by written notice to the Custodian.


                     Officers of Schwab Annuity Portfolios

                               Charles R. Schwab
                              Timothy F. McCarthy
                                William J. Klipp
                                Stephen B. Ward
                                  Frances Cole
                                 Tai-Chin Tung
                                  David H. Lui
                              Christina M. Perrino
                                Karen L. Seaman


     Employees of Charles Schwab & Co., Inc., and Charles Schwab Investment
                                Management, Inc.

                    Vicky Aguila                              Monya Manning
                  Walter Beveridge                           Frederick Potts
                      Bing Chan                               Andrea Regan
                   Patrick Conway                             Mary Richards
                    Jack Gazzola                              Ruby Robinson
                     Durwin Hom                              Rodan St. James
                      Geri Hom                                 Amy Treanor
                    Joanne Larkin                            Jeffrey Tumolo
                    Derek Lockrem                          Karen Wiggan-Norton
                   Linda Klingman                              Judy Wolfe
               Joseph H. Kupferschmidt                          Sonia Yiu
                     Cynthia Liu




Authorized by:       /s/ Frances Cole
                     -------------------------
                     Frances Cole
                     Secretary
                     Schwab Annuity Portfolios

Part II - System User ID Numbers




PROFILE I:       FEDERATED STAFF PROFILE
(4)              USERS:   ESW1870:  Julie Quigley
                          ESW1885:  Greg Podgorski
                          ESW1886:  Dave Marsh
                          ESW1887:  Elaine Dawes


ACCOUNTS ACCESS:

Reports:         SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB

Trades:          SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB



                       TE        FX       CA        ME       TD        SL       MA        MC       MF       INQ
                       --        --       --        --       --        --       --        --       --       ---

                        N        N         N        N         N        N         N        N         N        Y



PROFILE 2:       INVESTMENT MANAGEMENT STAFF PROFILE
(6)              USERS:   ESW1892:  Sonia Yiu
                          ESW1893:  Geri Hom
                          ESW1894:  Jeff Tumolo
                          ESW1895:  Patrick Conway
                          ESW1896:  Andrea Regan
                          ESW1897:  Joe Kupferschmidt


ACCOUNTS ACCESS:

Reports:         SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB

Trades:          SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB



                       TE        FX       CA        ME       TD        SL       MA        MC       MF       INQ
                       --        --       --        --       --        --       --        --       --       ---

                        N        N         Y        Y         N        N         N        N         N        Y


                 [MORGAN STANLEY GLOBAL SECURITIES LETTERHEAD]

PROFILE 3:       INVESTMENT MANAGEMENT STAFF PROFILE
(6)              USERS:   ESW1892:  Judy Wolfe
                          ESW1893:  Nelly Sit
                          ESW1894:  Durwin Hom
                          ESW1895:  Bing Chan
                          ESW1896:  Vicky Aguila
                          ESW1897:  Rodan St. James


ACCOUNTS ACCESS:

Reports:         SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB

Trades:          SIIF     SCIF    ADHG     ADBG    ADCG     SHGP    SOPI     SOPG    SOPB



                       TE        FX       CA        ME       TD        SL       MA        MC       MF       INQ
                       --        --       --        --       --        --       --        --       --       ---

                        N        N         Y        Y         N        N         N        N         N        Y

LEGEND:

TE:      Trades
FX:      Foreign Exchange Entry
CA:      Cash Movements
ME:      Multiple Cash Entry
TD:      Time Deposit and Repos
SL:      Securities Lending
MA:      Mass Client Trade Authorization
MC:      Mass Client Cash Authorization
MF:      Mass Client Foreign Exchange Authorization
INQ:     Inquiry Functions *

* Please note Inquiry Functions includes the following:
         Trade Inquiry
         Trade Settlement Status
         Trade Entry Status
         FX/Cash Movement/Time Deposit Status
         Pricing Inquiry
         Products Inquiry
         Stock Record Inquiry
         Journal Inquiry
         Income Inquiry


TRADES PROFILE                    REPORTS PROFILE
MTSW1TPF                          MTSW1RPF
MTSW2TPF                          MTSW2RPF
MTSW3TPF                          MTSW3RPF



                 [MORGAN STANLEY GLOBAL SECURITIES LETTERHEAD]